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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 20, 1997


                                   HUBCO, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

               1-10699                              22-2405746
       ------------------------        ---------------------------------
       (Commission File Number)        (IRS Employer Identification No.)

                            1000 MacArthur Boulevard
                            Mahwah, New Jersey 07430
                    (Address of principal executive offices)

                                 (201) 236-2630
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         HUBCO, on January 20, 1997, issued a press release announcing its fourth quarter and year-end results. HUBCO announced that for the fourth quarter of 1996, net income was $3,460,000 or $.16 per share, but excluding all special charges, net income was $11,119,000 or $.48 per share and for the year ending
December 31, 1996 net income was $21,497,000, or $.93 per share, but $39,266,000, or $1.69, excluding all special charges. The press release is attached as an Exhibit to this Form 8-K.

         HUBCO is a bank holding company headquartered in New Jersey, whose principal operating subsidiaries are Hudson United Bank, which operates 58 branches in Northern New Jersey, and Lafayette American Bank and Trust Company, which operates 27 banking offices located in Fairfield, Middlesex and New Haven Counties in Connecticut.


Item 7.   Exhibits

     99(a)     Press Release dated January 20, 1997


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HUBCO, INC.

Dated: January 23, 1996              By:
                                       -------------------------
                                       D. Lynn Van Borkulo-Nuzzo,
                                       Executive Vice President


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                                INDEX TO EXHIBIT


Exhibit No.              Description
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     99(a)               Press Release dated January 20, 1997